EXHIBIT 23.2
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report included in the Annual Report on Form 10-K of Columbia Energy Group for the year ended December 31, 1999 and to all references to our Firm in this Registration Statement.

   ARTHUR ANDERSEN LLP

   New York, New York
   October 23, 2000